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                                                                 Execution Copy


                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


                  This Amendment No. 1 to the Registration Rights Agreement ("Amendment No. 1"), dated as of March 5, 1999, among Predictive Systems, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 54, L.P., a Delaware limited partnership ("GAP 54"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP Coinvestment"), Ronald Pettengill ("Pettengill"), Robert Belau ("Belau"), Meyer, Duffy & Associates, L.P. ("MDA") and the persons signatory thereto (the "Agreement"), is made on September 22, 1999, among the Company, GAP 54, GAP Coinvestment, General Atlantic Partners 57, L.P., a Delaware limited partnership ("GAP 57"), Pettengill, Belau and MDA. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  WHEREAS, pursuant to the Common Stock Purchase Agreement, dated the date hereof (the "Common Stock Purchase Agreement") among the Company, GAP 57 and GAP Coinvestment, the Company intends to issue and sell to GAP 57 and GAP Coinvestment 94,867 and 18,133 shares, respectively, of common stock, par value $.001 per share, of the Company (the "Common Stock"); and

                  WHEREAS, in order to induce each of GAP 57 and GAP Coinvestment to purchase its shares of Common Stock under the Common Stock Purchase Agreement and to enter into Amendment No. 1, dated as of the date hereof, to the Stockholders Agreement, among the Company and the other parties thereto, the parties hereto desire to amend the Agreement to grant registration rights with respect to such shares of Common Stock.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. The following definition is hereby added to Section 1 of the Agreement in the appropriate alphabetical order:

                           "GAP 57" means General Atlantic Partners 57, L.P., a Delaware limited partnership.

                  2. Each of the definitions of "Affiliate", "General Atlantic Stockholders", "Preferred Stock" and "Registrable Securities" in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                           "AFFILIATE" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The following shall be deemed to be Affiliates of GAP LP: (a) GAP LLC, the members of GAP LLC and the limited partners of GAP LP or GAP 57; (b) any


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         Affiliate of GAP LLC, the members of GAP LLC and the limited partners of GAP LP or GAP 57; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members of GAP LLC. In addition, GAP LP, GAP 57 and GAP Coinvestment shall be deemed to be Affiliates of one another. Also, the following shall be deemed to be Affiliates of MDA: (a) MD Strategic, L.P.; (b) any general or limited partner of MDA; (c) any Affiliate of the general or limited partners of MDA and (d) any limited liability company or partnership a majority of whose members or partners, as the case may be, are partners of MDA.

                           "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP, GAP 57 and any successors to such entities.

                           "GENERAL ATLANTIC STOCKHOLDERS" means GAP LP, GAP 57, GAP Coinvestment and any Permitted Transferee (as defined in the Stockholders Agreement) of any of them to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

                  3. ACKNOWLEDGMENT OF THE AGREEMENT. The Company and each of the parties to this Amendment No. 1 acknowledges and agrees that the shares of Common Stock purchased by GAP 57 and GAP Coinvestment pursuant to the Common Stock Purchase Agreement are Registrable Securities under, and subject to the terms and conditions set forth in, the Agreement.

                  4. RATIFICATION OF THE AGREEMENT. Except as otherwise expressly provided in this Amendment No. 1, all of the terms and conditions of the Agreement are hereby ratified and shall remain unchanged and continue in full force and effect.

                  5. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  6. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.


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                  IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 to the Registration Rights Agreement as of the day and year first above written.

                                       PREDICTIVE SYSTEMS, INC.


                                       By:/s/ Robert Belau
                                          ---------------------------------
                                          Name:  Robert Belau
                                          Title:  President


                                       GENERAL ATLANTIC PARTNERS 54, L.P.

                                       By: GENERAL ATLANTIC PARTNERS, LLC,
                                           its General Partner


                                       By: /s/ David C. Hodgson
                                          ---------------------------------
                                          Name:  David C. Hodgson
                                          Title: A Managing Member


                                       GENERAL ATLANTIC PARTNERS 57, L.P.

                                       By: GENERAL ATLANTIC PARTNERS, LLC,
                                           its General Partner


                                       By: /s/ David C. Hodgson
                                          ---------------------------------
                                          Name:  David C. Hodgson
                                          Title: A Managing Member


                                       GAP COINVESTMENT PARTNERS II, L.P.


                                       By: /s/ David C. Hodgson
                                          ---------------------------------
                                          Name:  David C. Hodgson
                                          Title:  A General Partner


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                                          MEYER, DUFFY & ASSOCIATES, L.P.

                                       By:
                                           its General Partner


                                       By: /s/ Donald Duffy
                                          ---------------------------------
                                          Name:  Donald Duffy
                                          Title:  General Partner


                                       /s/ Ronald Pettengill
                                       ------------------------------------
                                       Ronald Pettengill


                                       /s/ Robert Belau
                                       ------------------------------------
                                       Robert Belau